                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[225,978,000] (APPROXIMATE)
                              OFFERED CERTIFICATES

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2004-22SL

                            [THE WINTER GROUP LOGO]

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               JPMORGAN CHASE BANK
                                 MASTER SERVICER

      SPECIALIZED LOAN SERVICING, LLC AND GREENPOINT MORTGAGE FUNDING, INC.
                                    SERVICER

                               JPMORGAN CHASE BANK
                  SECURITIES ADMINISTRATOR AND BACK-UP SERVICER

                         U.S. BANK NATIONAL ASSOCIATION
                                    TRUSTEE

                                 OCTOBER 6, 2004
----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL

                                   TERM SHEET
                                 OCTOBER 6, 2004

                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2004-22SL
                           $225,978,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                                     EXPECTED    STATED    EXPECTED
                                            WAL (YRS)      PAYMENT WINDOW                             FINAL       FINAL     RATINGS
                   APPROX                   (CALL(4)/        (CALL(4)/        PAYMENT    INTEREST    MATURITY   MATURITY   (MOODY'S/
  CLASS           SIZE ($)      COUPON      MATURITY)         MATURITY)        DELAY      ACCRUAL       (4)        (5)        S&P)
-------------   -----------   ----------   -----------   ------------------   -------   ----------   --------   --------   ---------
CLASS A         175,231,000   LIBOR + []   1.72 \ 1.81     1 - 95 \ 1 - 176      0      Actual/360   Nov 2012   Oct 2035   Aaa/AAA
                               (1),(2)

CLASS M-1        31,800,000   LIBOR + []   5.68 \ 6.24   45 - 95 \ 45 - 176      0      Actual/360   Nov 2012   Oct 2035    Aa2/AA
                               (1),(3)

CLASS M-2        18,947,000   LIBOR + []   5.34 \ 5.91   41 - 95 \ 41 - 176      0      Actual/360   Nov 2012   Oct 2035     A2/A
                               (1),(3)

CLASS B-1        17,622,000   LIBOR + []       NA               NA               0      Actual/360      NA         NA      Baa2/BBB
                               (1),(3)

CLASS B-2(6)      5,697,000      5.00          NA               NA              24        30/360        NA         NA      Baa3/BBB-

CLASS B-3A(6)     7,778,000      6.00          NA               NA              24        30/360        NA         NA       Ba2/BB

CLASS B-3B(6)     7,925,000   LIBOR + []       NA               NA               0      Actual/360      NA         NA       Ba2/BB
                                  (1)

      1)    Subject to the Available Funds Cap and the Maximum Rate Cap.

      2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin.

      3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2 and Class B-1 will increase to 1.5x its respective margin.

      4) The Certificates will be priced at a collateral ramp of [10%] CPR increasing to [25%] CPR in month [12] and remains at [25%] CPR thereafter. Assumes 10% optional termination occurs.

      5)    Latest maturity date for any mortgage loan plus one year.

      6) The Class B-1, Class B-2, Class B-3A and Class B-3B Certificates will not be offered, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class B-1, Class B-2, Class B-3A and Class B-3B Certificates is provided to assist your understanding of the other Offered Certificates.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                          212-449-3659     scott_soltas@ml.com
Charles Sorrentino                    212-449-3659     charles_sorrentino@ml.com
Edgar Seah                            212-449-3659     edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                           212-449-0752     matthew_whalen@ml.com
Tom Saywell                           212-449-2122     tom_saywell@ml.com
Paul Park                             212-449-6380     paul_park@ml.com
Alan Chan                             212-449-8140     alan_chan@ml.com
Fred Hubert                           212-449-5071     fred_hubert@ml.com
Alice Chu                             212-449-1701     alice_chu@ml.com
Sonia Lee                             212-449-5067     sonia_lee@ml.com
Calvin Look                           212-449-5029     calvin_look@ml.com

STANDARD & POOR'S
Eric Lukacsko                         212-438-2534     eric_lukacsko@sandp.com

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL

TITLE OF CERTIFICATES         Terwin Mortgage Trust, Asset-Backed Certicates,
                              Series TMTS 2004-22SL, consisting of: Class A
                              Certificates,
                              Class M-1 and Class M-2 (collectively, the "Class
                              M Certificates"), and
                              Class B-1, Class B-2, Class B-3A and Class B-3B
                              Certificates (collectively, the "Class B
                              Certificates")
                              The Class A Certificates, the Class M Certificates are collectively known as the "Offered
                              Certificates". The Class M and Class B
                              Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER                   Merrill Lynch, Pierce, Fenner & Smith Incorporated
                              and Terwin Capital LLC

SELLER                        Terwin Advisors LLC

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SERVICER                      Specialized Loan Servicing, LLC and Greenpoint
                              Mortgage Funding, Inc..

BACK-UP SERVICER              PMorgan Chase Bank: The Back-Up Servicer shall
                              perform the servicing duties and obligations of the Specialized Loan Servicing, LLC in the event that the Specialized Loan Servicing, LLC is terminated. Transfer of servicing to the Back-Up
                              Servicer shall be effective after twenty days advance notice is given to the Back-Up Servicer.

TRUSTEE                       U.S. Bank National Association

SECURITIES ADMINISTRATOR      JPMorgan Chase Bank

LOSS MITIGATION ADVISOR       The Murrayhill Company

CUT-OFF DATE                  December 1, 2004

PRICING DATE                  On or about October [7], 2004

CLOSING DATE                  On or about December [30], 2004

DISTRIBUTION DATES            Distribution of principal and interest on the
                              Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in January 2005.

ERISA CONSIDERATIONS          The Offered Certificates will be ERISA eligible as
                              of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT              The Offered Certificates will not constitute
                              "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                    For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL

OPTIONAL TERMINATION       Specialized Loan Servicing, LLC has the option (the
                           "Clean-up Call Option") to terminate the trust by purchasing all of the Mortgage Loans and any REO
                           Properties and retiring the Certificates when the aggregate stated principal balance of the Mortgage
                           Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

PRE-FUNDED AMOUNT:         On the Closing Date, a portion of the proceeds from
                           the sale of the Certificates up to approximately
                           [25]% of the aggregate principal balance of the Certificates issued on the Closing Date (the
                           "Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding
                           Account") and used by the trust to purchase Mortgage
                           Loans after the Closing Date. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be distributed as principal to the Certificates in the case of amounts remaining, which had been allocated to fund the purchase of subsequent Mortgage Loans.

                           If specified in the prospectus supplement, on the Closing Date, the Seller will establish a segregated account (the "Capitalized Interest Account"), which will be applied to cover shortfalls in the amount of interest generated by the Mortgage Loans attributable to the pre-funding feature.

PRE-FUNDING PERIOD:        From the Closing Date to and including a date, to be
                           specified in the Prospectus Supplement, not later than 90 days following the Closing Date.

MORTGAGE LOANS             The mortgage pool will consist of fixed rate, second
                           lien, sub-prime mortgage loans ("Initial Mortgage
                           Loans") underwritten to The Winter Group program
                           Underwriting Guidelines or the guidelines of the applicable originators and will be serviced by Specialized Loan Servicing, LLC and Greenpoint
                           Mortgage Funding, Inc.

                           The Pre-Funded Amount will be used to purchase certain mortgage loans during the Pre-Funding Period (the "Subsequent Mortgage Loans" and together with the Initial Mortgage Loans, the "Mortgage Loans"). At the end of the Pre-Funding Period it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately [$265,000,000].

TOTAL DEAL SIZE            Approximately [$265,000,000]

ADMINISTRATIVE FEES        The Master Servicer, Servicers, Securities
                           Administrator, Trustee, Back-up Servicer, Loss
                           Mitigation Advisor and lender-paid mortgage insurers will be paid fees aggregating to a weighted average of approximately 52.5 bps per annum (payable monthly) on the stated principal balance of the Mortgage
                           Loans.

CREDIT ENHANCEMENTS        1. Excess interest
                           2. Over-Collateralization
                           3. Subordination

EXCESS INTEREST            Beginning in April 2005, excess interest cashflow
                           will be available as credit enhancement.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL

OVER-COLLATERALIZATION     The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 0.00% of the aggregate principal balance of the Mortgage Loans. On each distribution date, beginning in April 2005, the trust fund will apply some or all of the Excess Interest as principal payments on the Class A Certificates.

                           Initial: Approximately 0.00% of original mortgage balance

                           Target: 5.00% of the original certificate principal balance of the Certificates (10.00% of current mortgage balance after stepdown)

                           Floor: 0.50% of the original certificate principal balance of the Certificates

                      (PRELIMINARY AND SUBJECT TO REVISION)

TURBO EVENT                One or more of the Certificates not offered hereby
                           may have a turbo feature. Any such turbo feature will be described in the Prospectus Supplement.

SUBORDINATION (1):              CLASSES             RATING (M/S)    SUBORDINATION
                                -------             ------------    -------------
                                Class A               Aaa/AAA           38.875%
                               Class M-1              Aa2/AA            26.875%
                               Class M-2               A2/A             19.725%
                               Class B-1             Baa2/BBB           13.075%
                               Class B-2             Baa3/BBB-          10.925%
                       Class B-3A and Class B-3B      Ba2/BB              5.00%

INITIAL CLASS SIZES:        CLASSES     RATING (M/S)    CLASS SIZES
                            -------     ------------    -----------
                            Class A       Aaa/AAA         66.125%
                           Class M-1      Aa2/AA          12.000%
                           Class M-2       A2/A            7.150%
                           Class B-1     Baa2/BBB          6.650%
                           Class B-2     Baa3/BBB-         2.150%
                           Class B-3A     Ba2/BB           2.935%
                           Class B-3B     Ba2/BB           2.990%

INTEREST ACCRUAL           With regard to the Class A Certificates, Class M
                           Certificates, Class B-1 and Class B-3B Certificates interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. With regard to the Class B-2 and Class B-3A Certificates, the calendar month immediately preceding the month in which such Distribution Date occurs.

COUPON STEP UP             If the 10% optional termination does not occur prior
                           to the first distribution date on which it is possible, (i) the margin on the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B-1
                           Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP        The pass-through rates of the Certificates will be
                           subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Available Funds
                           Cap will be paid only on a subordinated basis. "Net
                           Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

(1)The subordination includes the target over-collateralization level of approximately 5.00%.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL

MAXIMUM RATE CAP           The pass-through rate of the Certificates will also
                           be subject to the "Maximum Rate Cap", which is a per annum rate equal to the weighted average Net Mortgage
                           Rates on the fixed rate Mortgage Loans, multiplied by 30 and divided by the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT    If on any Distribution Date the pass-through rate of
                           any Class is limited by the Available Funds Cap, the excess of (i) the amount of interest such Class was entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the Available Funds Cap, over (ii) the amount of interest such Class of Certificates was entitled to receive on such Distribution Date based on the Available Funds Cap, together with the aggregate of such shortfalls from previous Distribution Dates together (and accrued interest thereon at the applicable pass-through rate, without giving effect to the Available Funds Cap) will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

CASHFLOW PRIORITY          1. Servicing Fees and Trustee fees.

                           2. Available interest funds, as follows: monthly
                              interest, including any unpaid monthly interest from prior months, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then prorata to the Class B-3A Certificates and the Class B-3B Certificates.

                           3. Available principal funds, as follows: monthly
                              principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then prorata, monthly principal to the Class B-3A Certificates and Class B-3B Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                           4. Beginning in April 2005 excess interest in the
                              order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                           5. Excess interest to pay subordinate principal
                              shortfalls.

                           6. Excess interest to pay Carryover resulting from
                              imposition of the Available Funds Cap.

                           7. To the extent that the Prospectus Supplement
                              indicates that a turbo event will apply to certain Certificates, excess interest to pay those Certificates.

                           8. To the extent that the Prospectus Supplement
                              indicates that a turbo event will apply to certain Certificates, the remaining available principal to pay those Certificates.

                           9. Any remaining amount will be paid in accordance
                              with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

      After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts remaining referred to above, will be distributed sequentially to the Class M-1, Class M-2, Class B-1, Class B-2 Certificates and prorata between the Class B-3A and Class B-3B Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, seventh prorata to the Class B-3A and Class B-3B Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A                                               77.750%*
CLASS M-1                                             53.750%*
CLASS M-2                                             39.450%*
CLASS B-1                                             26.150%*
CLASS B-2                                             21.850%*
CLASS B-3A AND CLASS B-3B                             10.000%*

*includes targeted overcollateralization

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the January 2008 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE              The first Distribution Date on which the Required
CLASS PRINCIPAL          Percentage (i.e., the sum of the outstanding principal
DISTRIBUTION             balance of the subordinate Certificates and the O/C
DATE                     amount divided by the aggregate stated principal
                         balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement Percentage (including
                         O/C), which is equal to two times the initial AAA subordination percentage.

                         SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                         77.750%
                         or
                         (33.875%+5.00%)*2

TRIGGER EVENT            The situation that exists with respect to any
<Preliminary and         Distribution Date after the Stepdown Date, if (a) the
Subject to Revision>     quotient of (1) the aggregate Stated Principal Balance
                         of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including
                         Mortgage Loans in foreclosure and REO Properties) and
                         (2) the Stated Principal Balance of all the Mortgage
                         Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [10%] and (ii) the Required Percentage, (b) the quotient (expressed as a percentage) of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and
                         (2) the aggregate principal balance of the Mortgage
                         Loans as of the Cut-off Date exceeds the Required Loss
                         Percentage shown below or (c) the quotient of (1) the aggregate Stated Principal Balance of all Mortgage
                         Loans 90 or more days delinquent (including Mortgage
                         Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the Cutoff Date, equals or exceeds 2%.

DISTRIBUTION DATE OCCURRING        REQUIRED LOSS PERCENTAGE
---------------------------        ------------------------
January 2008 - December 2008       [TBD%] with respect to January 2008, plus an additional 1/12th of [TBD %] for each month thereafter
January 2009 - December 2009       [TBD %] with respect to January 2010, plus an additional 1/12th of [TBD %] for each month thereafter
January 2010 - December 2010       [TBD %] with respect to January 2011, plus an additional 1/12th of [TBD %] for each month thereafter
January 2011 - December 2011       [TBD %] with respect to January 2012, plus an additional 1/12th of [TBD %] for each month thereafter
January 2012 and thereafter        [TBD %]

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS               The Offered Certificates will be offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage
                         Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                         Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES     The following tables describe the Mortgage Loans and
                         the related mortgaged properties as of the October 1, 2004 ("Statistical Calculation Date"). The sum of the columns below may not equal the total indicated due to rounding. At the end of the Pre-Funding Period, it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off
                         Date of approximately $[265,000,000]. It is not expected that the statistical characteristics of the final mortgage pool will differ in any material respect from the characteristics described in the following tables, except that the aggregate principal balance of the final mortgage pool is expected to be approximately
                         $[265,000,000].

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL
                           COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance               $305,375,592
Aggregate Original Principal Balance                  $305,506,628
Number of Mortgage Loans                                     5,954

                                    MINIMUM                  MAXIMUM                AVERAGE (1)
                                    -------                  -------                ----------
Original Principal Balance           $5,000                 $400,000                 $51,311
Outstanding Principal Balance        $4,990                 $400,000                 $51,289

                                    MINIMUM                  MAXIMUM           WEIGHTED AVERAGE (2)
                                    -------                  -------           -------------------
Original Term (mos)                    120                      360                     206
Stated remaining Term (mos)            119                      360                     205
Loan Age (mos)                           0                       17                       2
Current Interest Rate:               7.750%                  16.250%                 10.472%
Original Loan-to-Value               23.66%                  100.00%                  95.12%
Credit Score (3)                       516                      811                     681

                                             EARLIEST                                   LATEST
                                             --------                                  --------
Maturity Date                                09/01/14                                  10/01/34

LIEN POSITION              PERCENT OF MORTGAGE POOL
-------------              ------------------------
2nd Lien                           100.00%

  OCCUPANCY                PERCENT OF MORTGAGE POOL
  ---------                ------------------------
Primary                             76.73%
Second Home                          3.55%
Investment                          19.72%

  LOAN TYPE                PERCENT OF MORTGAGE POOL
  ---------                ------------------------
Fixed Rate                         100.00%

AMORTIZATION TYPE          PERCENT OF MORTGAGE POOL
-----------------          ------------------------
Fully Amortizing                    21.98%
Balloon                             77.99%
Interest-Only                        0.02%

YEAR OF ORIGINATION        PERCENT OF MORTGAGE POOL
-------------------        ------------------------
2003                                 0.08%
2004                                99.92%

    LOAN PURPOSE           PERCENT OF MORTGAGE POOL
    ------------           ------------------------
Purchase                            78.79%
Refinance - Rate/Term                3.13%
Refinance - Cashout                 18.08%

    PROPERTY TYPE          PERCENT OF MORTGAGE POOL
    -------------          ------------------------
Single Family Residence             64.61%
Townhouse                            0.69%
Condominium                          5.68%
Two-to-Four Family                  14.10%
Cooperative                          0.07%
PUD                                 14.84%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL
                           COLLATERAL SUMMARY

      MORTGAGE RATES

                                        AGGREGATE     PERCENT             WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF   PRINCIPAL        OF      WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                             MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT     BALANCE   ORIGINAL      FULL
RANGE OF MORTGAGE RATES       LOANS    OUTSTANDING      POOL      COUPON    SCORE   OUTSTANDING   LTV     DOCUMENTATION
-----------------------     ---------  -----------    --------   -------- --------  ----------- --------  -------------
7.501% to 8.000%                220    $ 12,158,640      3.98%     7.887%    711      $55,267     89.93%      67.40%
8.001% to 8.500%                284      17,147,679      5.62      8.384     698       60,379     89.95       51.59
8.501% to 9.000%                461      25,612,509      8.39      8.866     695       55,559     91.80       45.71
9.001% to 9.500%                559      25,369,404      8.31      9.375     692       45,384     92.06       38.88
9.501% to 10.000%             1,066      59,175,831     19.38      9.875     689       55,512     95.39       28.43
10.001% to 10.500%              561      29,036,590      9.51     10.387     686       51,759     95.00       24.09
10.501% to 11.000%              892      47,773,484     15.64     10.900     670       53,558     97.01       27.99
11.001% to 11.500%              455      21,735,619      7.12     11.372     666       47,771     96.85       36.52
11.501% to 12.000%              548      29,470,628      9.65     11.896     671       53,779     97.06       18.74
12.001% to 12.500%              287      12,699,903      4.16     12.388     659       44,251     98.22       32.98
12.501% to 13.000%              433      20,084,502      6.58     12.918     677       46,385     98.04       17.47
13.001% to 13.500%               38       1,219,268      0.40     13.331     633       32,086     98.44       71.20
13.501% to 14.000%               36       1,126,640      0.37     13.905     620       31,296     98.39       61.03
14.001% to 14.500%               91       2,077,924      0.68     14.326     617       22,834     99.25       83.29
14.501% to 15.000%               18         511,722      0.17     14.764     611       28,429     99.66       90.23
15.001% to 15.500%                1          39,975      0.01     15.250     611       39,975    100.00      100.00
15.501% to 16.000%                2          35,284      0.01     15.852     616       17,642    100.00       57.49
16.001% to 16.500%                2          99,990      0.03     16.246     641       49,995    100.00        0.00
                              -----    ------------    ------     ------     ---      -------    ------      ------
TOTAL:                        5,954    $305,375,592    100.00%    10.472%    681      $51,289     95.12%      33.00%
                              -----    ------------    ------     ------     ---      -------    ------      ------

      As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 7.750% per annum to 16.250% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 10.472% per annum.

      REMAINING MONTHS TO STATED MATURITY

                                        AGGREGATE     PERCENT             WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF   PRINCIPAL        OF      WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    PERCENT
RANGE OF                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT     BALANCE   ORIGINAL      FULL
REMAINING TERMS (MONTHS)      LOANS    OUTSTANDING      POOL      COUPON    SCORE   OUTSTANDING   LTV     DOCUMENTATION
------------------------    ---------  -----------    --------   -------- --------  ----------- --------  -------------
109 to 120                        1    $     42,500      0.01%     7.750%    769      $42,500     39.23%       0.00%
157 to 168                        2          75,487      0.02     12.270     701       37,743     89.18        0.00
169 to 180                    5,070     254,870,889     83.46     10.501     682       50,270     95.08       34.75
217 to 228                        1          22,126      0.01     10.875     654       22,126    100.00      100.00
229 to 240                      219       8,286,873      2.71     10.790     654       37,840     93.25       56.69
349 to 360                      661      42,077,718     13.78     10.233     685       63,658     95.80       17.78
                              -----    ------------    ------     ------     ---      -------    ------      ------
TOTAL:                        5,954    $305,375,592    100.00%    10.472%    681      $51,289     95.12%      33.00%
                              -----    ------------    ------     ------     ---      -------    ------      ------

      As of the Statistical Calculation Date, the remaining term to stated maturity of the Mortgage Loans ranged from 119 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 205 months.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL
                           COLLATERAL SUMMARY

      ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                        AGGREGATE     PERCENT             WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF   PRINCIPAL        OF      WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT     BALANCE   ORIGINAL      FULL
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING      POOL      COUPON    SCORE   OUTSTANDING   LTV     DOCUMENTATION
--------------------------  ---------  -----------    --------   -------- --------  ----------- --------  -------------
$1 to $25,000                 1,381    $ 24,927,529      8.16%    10.742%    675      $ 18,050    95.72%      59.93%
$25,001 to $50,000            2,446      88,278,113     28.91     10.603     676        36,091    96.55       44.82
$50,001 to $75,000            1,101      67,490,687     22.10     10.481     681        61,299    96.47       28.27
$75,001 to $100,000             515      44,956,531     14.72     10.399     684        87,294    95.86       25.07
$100,001 to $125,000            203      22,858,218      7.49     10.424     684       112,602    95.51       27.32
$125,001 to $150,000            107      14,687,237      4.81     10.439     692       137,264    94.92       21.40
$150,001 to $175,000             57       9,265,186      3.03     10.398     687       162,547    94.55       28.40
$175,001 to $200,000             86      16,456,645      5.39     10.131     691       191,356    91.22       13.82
$200,001 to $225,000             11       2,367,089      0.78      9.581     683       215,190    90.64       27.71
$225,001 to $250,000             14       3,391,749      1.11      9.669     679       242,268    86.97       28.23
$250,001 to $275,000              7       1,873,008      0.61      9.748     716       267,573    81.24        0.00
$275,001 to $300,000              7       2,084,771      0.68     10.558     691       297,824    85.38        0.00
$300,001 to $325,000              7       2,227,433      0.73     10.476     671       318,205    85.14        0.00
$325,001 to $350,000              5       1,711,950      0.56     10.365     677       342,390    84.67        0.00
$375,001 to $400,000              7       2,799,446      0.92      9.875     703       399,921    67.63        0.00
                              -----    ------------    ------     ------     ---      --------    -----       -----
TOTAL:                        5,954    $305,375,592    100.00%    10.472%    681      $ 51,289    95.12%      33.00%
                              -----    ------------    ------     ------     ---      --------    -----       -----

      As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans from approximately $4,990 to approximately $400,000 and the average outstanding principal balance of the Mortgage Loans was approximately $51,289.

      PRODUCT TYPES

                                        AGGREGATE     PERCENT             WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF   PRINCIPAL        OF      WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                             MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT     BALANCE   ORIGINAL      FULL
PRODUCT TYPE                  LOANS    OUTSTANDING      POOL      COUPON    SCORE   OUTSTANDING   LTV     DOCUMENTATION
------------                ---------  -----------    --------   -------- --------  ----------- --------  -------------
Balloon Loans                 4,589    $238,247,380     78.02%    10.536%    681      $51,917     95.36%      34.54%
10 Year Fixed Loans               1          42,500      0.01      7.750     769       42,500     39.23        0.00
15 Year Fixed Loans             484      16,757,969      5.49     10.012     685       34,624     91.09       37.43
20 Year Fixed Loans             219       8,250,026      2.70     10.774     654       37,671     93.22       57.21
30 Year Fixed Loans             661      42,077,718     13.78     10.233     685       63,658     95.80       17.78
                              -----    ------------    ------     ------     ---      -------     -----       -----
TOTAL:                        5,954    $305,375,592    100.00%    10.472%    681      $51,289     95.12%      33.00%
                              -----    ------------    ------     ------     ---      -------     -----       -----

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL
                           COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                        AGGREGATE     PERCENT             WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF   PRINCIPAL        OF      WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                             MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT     BALANCE   ORIGINAL      FULL
GEOGRAPHIC DISTRIBUTION       LOANS    OUTSTANDING      POOL      COUPON    SCORE   OUTSTANDING   LTV     DOCUMENTATION
-----------------------     ---------  -----------    --------   -------  --------  ----------- --------  -------------
Alabama                          19    $    720,805      0.24%    10.979%    658      $37,937     97.12%      59.73%
Arizona                         346      13,258,647      4.34     10.547     683       38,320     96.68       53.41
Arkansas                          1          28,200      0.01     11.125     720       28,200    100.00        0.00
California                    1,458     114,811,793     37.60     10.286     682       78,746     93.21       24.29
Colorado                        137       6,669,651      2.18     10.711     689       48,684     97.22       42.43
Connecticut                      57       1,990,055      0.65     10.666     668       34,913     96.92       62.64
Delaware                          9         272,905      0.09     11.347     645       30,323     95.30       71.25
District of Columbia             22       1,439,313      0.47     10.460     686       65,423     96.30       15.56
Florida                         357      14,787,218      4.84     11.016     682       41,421     96.79       32.18
Georgia                         163       5,545,810      1.82     11.087     660       34,023     98.72       62.11
Hawaii                           11         650,119      0.21     10.362     666       59,102     91.60       16.88
Idaho                            31         825,260      0.27     10.994     660       26,621     99.40       76.33
Illinois                        117       4,920,936      1.61     10.417     667       42,059     97.00       58.79
Indiana                          96       2,196,471      0.72     11.706     644       22,880     99.07       76.69
Iowa                             29         772,889      0.25     10.347     676       26,651     98.70       67.05
Kansas                           25         592,482      0.19     11.810     644       23,699     99.86       87.91
Kentucky                         26         687,089      0.22     10.589     659       26,427     98.22       74.15
Louisiana                        42         991,462      0.32     10.764     672       23,606     96.78       46.52
Maine                             8         285,829      0.09      9.990     676       35,729     93.82       70.58
Maryland                        260      12,857,893      4.21     10.262     683       49,453     96.74       39.10
Massachusetts                   122       8,170,796      2.68     10.781     684       66,974     96.48       33.46
Michigan                         58       1,824,045      0.60     11.375     668       31,449     98.82       45.58
Minnesota                        47       2,111,711      0.69     10.084     684       44,930     97.30       40.67
Mississippi                      17         477,425      0.16     11.041     654       28,084     97.73       62.77
Missouri                         77       1,960,740      0.64     11.353     657       25,464     98.92       84.43
Montana                           6         168,051      0.06     11.069     673       28,008     99.37       47.12
Nebraska                         27         780,802      0.26     10.920     634       28,919     96.73       92.37
Nevada                          459      25,616,640      8.39     10.917     687       55,810     96.96       16.88
New Hampshire                    13         516,413      0.17     10.639     700       39,724     95.23       64.04
New Jersey                      157       8,462,428      2.77      9.978     682       53,901     91.81       19.12
New Mexico                       35       1,156,976      0.38     11.076     648       33,056     98.72       72.42
New York                        166      11,570,371      3.79      9.934     688       69,701     92.20       17.54
North Carolina                   72       2,857,749      0.94     10.767     674       39,691     96.02       38.90
North Dakota                      2          71,846      0.02     11.129     621       35,923     92.87       28.67
Ohio                            100       2,969,811      0.97     11.102     657       29,698     97.40       60.76
Oklahoma                         24         546,205      0.18     10.766     656       22,759     98.51       59.44
Oregon                          152       5,210,917      1.71     10.311     676       34,282     98.62       66.69
Pennsylvania                     48       1,427,711      0.47     10.544     658       29,744     98.05       47.14
Rhode Island                     39       2,309,083      0.76     11.193     690       59,207     90.47       15.22
South Carolina                   36       1,041,218      0.34     10.410     679       28,923     91.46       50.28
South Dakota                      5         112,174      0.04     11.603     642       22,435    100.00       73.44
Tennessee                        27         889,362      0.29      9.639     648       32,939     97.79       53.36
Texas                           482      12,674,990      4.15      9.904     703       26,297     95.77       43.13
Utah                             90       3,342,956      1.09     11.141     680       37,144     96.33       48.39
Vermont                           5         202,876      0.07     10.351     692       40,575     98.60       33.19
Virginia                        269      16,090,089      5.27     10.401     680       59,814     95.73       20.30
Washington                      190       7,994,511      2.62     10.528     685       42,076     97.03       52.73
West Virginia                     4         108,284      0.04     10.716     706       27,071     98.89       25.54
Wisconsin                        10         391,594      0.13     10.878     667       39,159     98.74       71.10
Wyoming                           1          12,988      0.00      9.875     758       12,988     90.00      100.00
                              -----    ------------    ------     ------     ---      -------    ------      ------
TOTAL:                        5,954    $305,375,592    100.00%    10.472%    681      $51,289     95.12%      33.00%
                              -----    ------------    ------     ------     ---      -------    ------      ------

      No more than approximately 0.69% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL
                           COLLATERAL SUMMARY

      ORIGINAL LOAN-TO-VALUE RATIOS

                                        AGGREGATE     PERCENT             WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF   PRINCIPAL        OF      WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    PERCENT
RANGE OF ORIGINAL            MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT     BALANCE   ORIGINAL      FULL
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING      POOL      COUPON    SCORE   OUTSTANDING   LTV     DOCUMENTATION
--------------------        ---------  -----------    --------   -------  --------  ----------- --------  -------------
50.00% or less                   16    $  1,238,367      0.41%     9.284%    715      $ 77,398    38.76%      15.38%
50.01% to 55.00%                  2         134,929      0.04      7.815     679        67,465    52.65      100.00
55.01% to 60.00%                 14       1,751,611      0.57      9.760     677       125,115    58.16        0.86
60.01% to 65.00%                 21       2,073,043      0.68      8.949     690        98,716    62.91        8.27
65.01% to 70.00%                 19       1,808,785      0.59      9.501     672        95,199    68.75       27.24
70.01% to 75.00%                 44       3,482,297      1.14      8.988     651        79,143    73.54       18.46
75.01% to 80.00%                 92       9,391,603      3.08      9.313     683       102,083    79.04       11.11
80.01% to 85.00%                139       9,251,413      3.03      9.740     667        66,557    83.96       16.83
85.01% to 90.00%                922      46,387,674     15.19     10.021     690        50,312    89.70       17.84
90.01% to 95.00%              1,104      51,268,334     16.79     10.451     693        46,439    94.77       31.29
95.01% to 100.00%             3,581     178,587,535     58.48     10.767     677        49,871    99.90       40.43
                              -----    ------------    ------     ------     ---      --------    -----      ------
TOTAL:                        5,954    $305,375,592    100.00%    10.472%    681      $ 51,289    95.12%      33.00%
                              -----    ------------    ------     ------     ---      --------    -----      ------

      As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 23.66% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 95.12% .

      LOAN PURPOSE

                                        AGGREGATE     PERCENT             WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF   PRINCIPAL        OF      WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                             MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT     BALANCE   ORIGINAL      FULL
LOAN PURPOSE                  LOANS    OUTSTANDING      POOL      COUPON    SCORE   OUTSTANDING   LTV     DOCUMENTATION
------------                ---------  -----------    --------   -------  --------  ----------- --------  -------------
Purchase                      4,902    $240,602,892     78.79%    10.618%    685      $49,083     97.10%      32.62%
Refinance - Cashout             850      55,204,293     18.08      9.922     669       64,946     87.96       33.42
Refinance - Rate Term           202       9,568,407      3.13      9.971     667       47,368     86.71       40.08
                              -----    ------------    ------     ------     ---      -------     -----       -----
TOTAL:                        5,954    $305,375,592    100.00%    10.472%    681      $51,289     95.12%      33.00%
                              -----    ------------    ------     ------     ---      -------     -----       -----

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL
                        COLLATERAL SUMMARY

TYPES OF MORTGAGED PROPERTIES

                                         AGGREGATE   PERCENT             WEIGHTED   AVERAGE      WEIGHTED
                            NUMBER OF    PRINCIPAL      OF      WEIGHTED  AVERAGE  PRINCIPAL     AVERAGE       PERCENT
                             MORTGAGE     BALANCE    MORTGAGE   AVERAGE    CREDIT   BALANCE      ORIGINAL       FULL
PROPERTY TYPE                 LOANS     OUTSTANDING    POOL      COUPON     SCORE  OUTSTANDING      LTV     DOCUMENTATION
-------------               ---------  ------------  ---------  --------  -------  -----------   --------   -------------
Single Family Residence         3,960  $197,309,307      64.61%   10.446%     677  $    49,826      95.08%          32.02%
Townhouse                          61     2,116,198       0.69    10.296      683       34,692      96.21           44.06
Condominium                       370    17,338,873       5.68    10.562      684       46,862      96.43           29.31
Two-to-Four Family                714    43,057,266      14.10    10.683      699       60,304      94.76           30.82
Cooperative                         2       225,000       0.07    10.222      629      112,500      81.11            0.00
Planned Unit Development          847    45,328,948      14.84    10.358      680       53,517      95.15           40.38
                            ---------  ------------  ---------  --------  -------  -----------   --------   -------------
TOTAL:                          5,954  $305,375,592     100.00%   10.472%     681  $    51,289      95.12%          33.00%
                            ---------  ------------  ---------  --------  -------  -----------   --------   -------------

DOCUMENTATION SUMMARY

                                         AGGREGATE    PERCENT             WEIGHTED   AVERAGE     WEIGHTED
                            NUMBER OF    PRINCIPAL      OF      WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE       PERCENT
                             MORTGAGE     BALANCE    MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL       FULL
DOCUMENTATION                 LOANS     OUTSTANDING    POOL      COUPON    SCORE   OUTSTANDING      LTV     DOCUMENTATION
-------------               ---------  ------------  ---------  --------  -------  -----------   --------   -------------
Full Documentation              2,528  $100,771,164      33.00%   10.183%     667  $    39,862      97.17%         100.00%
Reduced Documentation           1,519    93,453,564      30.60    10.470      691       61,523      92.39            0.00
Stated Documentation            1,117    59,253,842      19.40    10.949      679       53,047      95.83            0.00
No Ratio                          539    37,166,008      12.17    10.580      686       68,954      96.43            0.00
No Income/No Asset                251    14,731,014       4.82    10.263      715       58,689      92.24            0.00
                            ---------  ------------  ---------  --------  -------  -----------   --------   -------------
TOTAL:                          5,954  $305,375,592     100.00%   10.472%     681  $    51,289      95.12%          33.00%
                            ---------  ------------  ---------  --------  -------  -----------   --------   -------------

-------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL
                        COLLATERAL SUMMARY

OCCUPANCY TYPES

                                         AGGREGATE     PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF    PRINCIPAL       OF      WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                             MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
OCCUPANCY                     LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------                   ---------   ------------  ---------  --------  --------  -----------  --------  -------------
Primary                         4,287   $234,315,021     76.73%    10.382%      674  $    54,657     95.73%         33.76%
Investment                      1,468     60,208,434     19.72     10.788       706       41,014     92.77          33.05
Second Home                       199     10,852,138      3.55     10.657       704       54,533     95.03          16.24
                            ---------   ------------  --------   --------  --------  -----------  --------  -------------
TOTAL:                          5,954   $305,375,592    100.00%    10.472%      681  $    51,289     95.12%         33.00%
                            ---------   ------------  --------   --------  --------  -----------  --------  -------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                         AGGREGATE    PERCENT              WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF    PRINCIPAL       OF      WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
MORTGAGE LOAN AGE           MORTGAGE      BALANCE    MORTGAGE   AVERAGE    CREDIT      BALANCE   ORIGINAL       FULL
    (MONTHS)                  LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------           ---------   ------------  --------   --------  --------  ----------- ---------  -------------
0                                 154   $  9,464,644      3.10%    10.492%      692  $    61,459     92.76%         11.65%
1                                3113    171,477,766     56.15     10.478       685       55,084     94.91          27.97
2                                2002     95,800,619     31.37     10.446       680       47,852     95.36          39.31
3                                 439     17,923,614      5.87     10.550       670       40,828     96.30          42.46
4                                 162      6,799,235      2.23     10.507       647       41,971     97.72          63.35
5                                  43      2,078,824      0.68     10.304       660       48,345     96.91          59.34
6                                  25      1,022,900      0.33     10.395       653       40,916     93.08          65.35
7                                   7        272,761      0.09      9.614       656       38,966     98.21          77.59
8                                   4        303,113      0.10     10.560       666       75,778     81.43           0.00
9                                   2        134,503      0.04     10.336       653       67,251     91.69           0.00
13                                  1         29,371      0.01     11.125       696       29,371     90.00           0.00
14                                  1         22,126      0.01     10.875       654       22,126    100.00         100.00
17                                  1         14,116      0.02     13.000       704       46,116     88.66           0.00
                            ---------   ------------  --------   --------  --------  -----------  --------  -------------
TOTAL:                          5,954   $305,375,592    100.00%    10.472%      681  $    51,289     95.12%         33.00%
                            ---------   ------------  --------   --------  --------  -----------  --------  -------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL
                        COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERMS

                                         AGGREGATE     PERCENT             WEIGHTED   AVERAGE     WEIGHTED
                            NUMBER OF    PRINCIPAL       OF      WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE       PERCENT
ORIGINAL PREPAYMENT          MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL       FULL
   PENALTY TERM               LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-------------------         ---------   ------------  --------   --------  --------  -----------  --------  -------------
None                            3,436   $171,917,786     56.30%    10.386%      687  $    50,034     93.69%         29.01%
2 Months                            1         21,993      0.01     11.750       744       21,993    100.00           0.00
3 Months                           13        919,791      0.30     10.181       700       70,753     90.39          25.91
6 Months                          123     11,440,351      3.75     10.624       685       93,011     96.87           3.25
7 Months                           13        840,325      0.28      9.841       737       64,640     97.57          27.41
12 Months                         404     27,459,664      8.99     10.669       685       67,969     95.77          13.29
18 Months                           1         13,225      0.00      9.999       604       13,225    100.00         100.00
24 Months                       1,231     56,859,006     18.62     10.698       669       46,189     98.26          55.55
30 Months                           2         90,932      0.03      9.315       686       45,466     94.83           0.00
36 Months                         628     31,099,825     10.18     10.362       669       49,522     95.83          40.30
60 Months                         102      4,712,693      1.54     10.251       668       46,203     97.19          48.26
                            ---------   ------------  --------   --------  --------  -----------  --------  -------------
TOTAL:                          5,954   $305,375,592    100.00%    10.472%      681  $    51,289     95.12%         33.00%
                            ---------   ------------  --------   --------  --------  -----------  --------  -------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                                         AGGREGATE     PERCENT             WEIGHTED   AVERAGE     WEIGHTED
                            NUMBER OF    PRINCIPAL       OF      WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE       PERCENT
                             MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL       FULL
RANGE OF CREDIT SCORES        LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
----------------------      ---------   ------------  --------   --------  --------  -----------  --------  -------------
516 to 525                          2   $     30,752      0.01%    12.678%      517  $    15,376     88.30%        100.00%
526 to 550                          7        132,415      0.04     12.286       534       18,916     94.00         100.00
551 to 575                         23        453,516      0.15     12.136       564       19,718     96.77         100.00
576 to 600                        114      3,884,540      1.27     11.169       592       34,075     95.64          91.63
601 to 625                        771     33,798,382     11.07     11.175       617       43,837     95.68          54.58
626 to 650                        965     47,476,289     15.55     11.010       638       49,198     95.39          45.98
651 to 675                      1,009     54,377,710     17.81     10.560       663       53,893     95.06          28.39
676 to 700                      1,160     65,941,832     21.59     10.177       688       56,846     94.73          25.19
701 to 725                        944     50,183,421     16.43     10.149       715       53,160     95.76          23.95
726 to 750                        496     24,231,976      7.94     10.045       738       48,855     94.49          24.58
751 to 775                        329     18,190,118      5.96     10.060       762       55,289     94.77          22.06
776 to 800                        117      6,097,048      2.00      9.754       785       52,112     92.46          33.94
801 to 811                         17        577,593      0.19     10.433       806       33,976     97.41          36.05
                            ---------   ------------  --------   --------  --------  -----------  --------  -------------
TOTAL:                          5,954   $305,375,592    100.00%    10.472%      681  $    51,289     95.12%         33.00%
                            ---------   ------------  --------   --------  --------  -----------  --------  -------------

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 516 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Statistical Calculation Date was approximately 681.

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                     COMPUTATIONAL MATERIALS
                                                           TMTS SERIES 2004-22SL

                             ASSUMED MORTGAGE POOLS

                                                                                                                          ORIGINAL
                                                                 ORIGINAL     REMAINING      ORIGINAL       REMAINING    MONTHS TO
                                NET      ORIGINAL   REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
    CURRENT       MORTGAGE    MORTGAGE     TERM       TERM         TERM          TERM          TERM           TERM         PENALTY
  BALANCE ($)      RATE(%)     RATE(%)   (MONTHS)   (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)       (MONTHS)     EXPIRATION
--------------    --------    --------   --------   ---------  ------------  ------------  -------------  -------------  ----------
     52,894.85       9.990       9.465     180        176          300           296             0             0             24
118,097,333.09      10.452       9.927     180        176          360           356             0             0              0
     19,085.47      11.750      11.225     180        177          360           357             0             0              2
    798,179.63      10.181       9.656     180        177          360           357             0             0              3
  3,432,599.06      11.043      10.518     180        176          360           356             0             0              6
    574,775.66       9.704       9.179     180        177          360           357             0             0              7
 15,442,579.26      10.862      10.337     180        177          360           357             0             0             12
 44,666,307.54      10.667      10.142     180        176          360           356             0             0             24
     78,909.67       9.315       8.790     180        176          360           356             0             0             30
 20,518,195.80      10.476       9.951     180        176          360           356             0             0             36
  3,015,187.25      10.316       9.791     180        176          360           356             0             0             60
     51,175.70      13.000      12.475     240        235          360           355             0             0             24
     36,880.81       7.750       7.225     120        117          120           117             0             0              0
 11,040,085.32       9.697       9.172     180        177          180           177             0             0              0
    942,111.72      11.196      10.671     180        176          180           176             0             0             12
     11,476.60       9.999       9.474     180        173          180           173             0             0             18
    700,886.88      11.636      11.111     180        176          180           176             0             0             24
  1,695,052.65      10.661      10.136     180        177          180           177             0             0             36
    152,681.11      10.765      10.240     180        176          180           176             0             0             60
  3,004,462.27      11.015      10.490     240        237          240           237             0             0              0
    315,295.37       9.644       9.119     240        237          240           237             0             0             12
  1,420,836.65      11.885      11.360     240        236          240           236             0             0             24
  2,256,887.53       9.969       9.444     240        237          240           237             0             0             36
    161,757.20       9.990       9.465     240        235          240           235             0             0             60
 17,008,713.09      10.272       9.747     360        357          360           357             0             0              0
  6,495,152.74      10.402       9.877     360        357          360           357             0             0              6
    154,444.52      10.351       9.826     360        357          360           357             0             0              7
  7,129,066.33      10.226       9.701     360        357          360           357             0             0             12
  2,449,224.50      10.275       9.750     360        357          360           357             0             0             24
  2,517,788.81       9.587       9.062     360        357          360           357             0             0             36
    759,972.92       9.949       9.424     360        357          360           357             0             0             60

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                     COMPUTATIONAL MATERIALS
                                                           TMTS SERIES 2004-22SL

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                                                                                                      AVAILABLE
           AVAILABLE    AVAILABLE                AVAILABLE     AVAILABLE               AVAILABLE        FUNDS
 PAYMENT   FUNDS CAP    FUNDS CAP      PAYMENT   FUNDS CAP     FUNDS CAP    PAYMENT    FUNDS CAP       CAP (%)
   DATE    (%) (1)(2)   (%) (1)(3)      DATE     (%) (1)(2)    (%) (1)(3)    DATE      (%) (1)(2)      (1)(3)
--------   ----------   ----------    --------   ----------    ----------   --------   ----------     ---------
 1/25/05     11.477       11.477       9/25/07     10.759        9.751       5/25/10     11.057        10.622
 2/25/05      9.626        9.626      10/25/07     11.151       10.085       6/25/10     10.700        10.307
 3/25/05     10.657       10.657      11/25/07     10.824        9.768       7/25/10     11.057        10.682
 4/25/05      9.626        9.626      12/25/07     11.220       10.103       8/25/10     10.700        10.368
 5/25/05     10.007        9.949       1/25/08     10.893        9.787       9/25/10     10.701        10.399
 6/25/05      9.746        9.630       2/25/08     10.698        9.797      10/25/10     11.057        10.780
 7/25/05     10.136        9.953       3/25/08     11.435       10.483      11/25/10     10.701        10.467
 8/25/05      9.875        9.634       4/25/08     10.698        9.818      12/25/10     11.058        10.853
 9/25/05      9.944        9.636       5/25/08     11.054       10.157       1/25/11     10.701        10.540
10/25/05     10.349        9.960       6/25/08     10.698        9.841       2/25/11     10.701        10.578
11/25/05     10.090        9.642       7/25/08     11.055       10.182       3/25/11     11.848        11.756
12/25/05     10.507        9.966       8/25/08     10.698        9.867       4/25/11     10.701        10.660
 1/25/06     10.249        9.647       9/25/08     10.698        9.880       5/25/11     11.058        11.058
 2/25/06     10.305        9.651      10/25/08     11.055       10.224       6/25/11     10.702        10.702
 3/25/06     11.429       10.688      11/25/08     10.698        9.909       7/25/11     11.058        11.058
 4/25/06     10.342        9.657      12/25/08     11.055       10.255       8/25/11     10.702        10.702
 5/25/06     10.706        9.983       1/25/09     10.699        9.940       9/25/11     10.702        10.702
 6/25/06     10.381        9.665       2/25/09     10.699        9.956      10/25/11     11.059        11.059
 7/25/06     10.748        9.991       3/25/09     11.845       11.041      11/25/11     10.702        10.702
 8/25/06     10.422        9.673       4/25/09     10.699        9.990      12/25/11     11.059        11.059
 9/25/06     10.444        9.678       5/25/09     11.056       10.341       1/25/12     10.702        10.702
10/25/06     10.815       10.005       6/25/09     10.699       10.026       2/25/12     10.703        10.703
11/25/06     10.489        9.687       7/25/09     11.056       10.380       3/25/12     11.441        11.441
12/25/06     10.863       10.015       8/25/09     10.699       10.065       4/25/12     10.703        10.703
 1/25/07     10.537        9.698       9/25/09     10.699       10.086       5/25/12     11.060        11.060
 2/25/07     10.562        9.703      10/25/09     11.056       10.444       6/25/12     10.703        10.703
 3/25/07     11.722       10.750      11/25/09     10.700       10.129       7/25/12     11.060        11.060
 4/25/07     10.614        9.716      12/25/09     11.056       10.490       8/25/12     10.703        10.703
 5/25/07     10.996       10.046       1/25/10     10.700       10.175       9/25/12     10.704        10.704
 6/25/07     10.670        9.729       2/25/10     10.700       10.200      10/25/12     11.060        11.060
 7/25/07     11.055       10.061       3/25/10     11.846       11.321      11/25/12     10.704        10.704
 8/25/07     10.729        9.744       4/25/10     10.700       10.252      12/25/12      0.000         0.000

(1) Available Funds Cap for the Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 100% PPC and 1 month LIBOR remains constant at 1.84%.

(3) Assumes no losses, 10% optional termination, 100% PPC and 1 month LIBOR is 1.84% for the initial period and 20% thereafter.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                     COMPUTATIONAL MATERIALS
                                                           TMTS SERIES 2004-22SL

                         DISCOUNT MARGIN TABLE (TO CALL)

                               0%             80%             100%           150%            200%
                         PRICING SPEED   PRICING SPEED   PRICING SPEED  PRICING SPEED   PRICING SPEED
                            TO CALL         TO CALL         TO CALL        TO CALL         TO CALL
                          DISC MARGIN     DISC MARGIN     DISC MARGIN    DISC MARGIN     DISC MARGIN
                         -------------   -------------   -------------  -------------   -------------
A
              100.00000%            40              40              40             40              40
                    WAL          11.88            2.28            1.72           0.98            0.75
               MOD DURN          10.24            2.18            1.66           0.97            0.74
       PRINCIPAL WINDOW  Jan05 - Nov23   Jan05 - Dec14   Jan05 - Nov12  Jan05 - Feb07   Jan05 - Jul06

M1
              100.00000%            70              70              70             70              70
                    WAL          15.63            6.57            5.68           2.53            1.80
               MOD DURN          12.88            6.00            5.27           2.45            1.76
       PRINCIPAL WINDOW  Aug19 - Nov23   Feb08 - Dec14   Sep08 - Nov12  Feb07 - Nov07   Jul06 - Jan07

M2
              100.00000%           125             125             125            125             125
                    WAL          15.63            6.57            5.34           4.67            2.28
               MOD DURN          12.34            5.87            4.88           4.33            2.20
       PRINCIPAL WINDOW  Aug19 - Nov23   Feb08 - Dec14   May08 - Nov12  Nov07 - Dec09   Jan07 - Jun07

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                               0%             80%             100%           150%            200%
                         PRICING SPEED   PRICING SPEED   PRICING SPEED  PRICING SPEED   PRICING SPEED
                          TO MATURITY     TO MATURITY     TO MATURITY    TO MATURITY     TO MATURITY
                          DISC MARGIN     DISC MARGIN     DISC MARGIN    DISC MARGIN     DISC MARGIN
                         -------------   -------------   -------------  -------------   -------------
A
              100.00000%            40              41              42             40              40
                    WAL          12.09            2.38            1.81           0.98            0.75
               MOD DURN          10.37            2.25            1.74           0.97            0.74
       PRINCIPAL WINDOW  Jan05 - May34   Jan05 - Sep19   Jan05 - Aug19  Jan05 - Feb07   Jan05 - Jul06

M1
              100.00000%            72              72              73             70              70
                    WAL          16.88            7.12            6.24           2.53            1.80
               MOD DURN          13.59            6.41            5.71           2.45            1.76
       PRINCIPAL WINDOW  Aug19 - Apr34   Feb08 - Sep19   Sep08 - Aug19  Feb07 - Nov07   Jul06 - Jan07

M2
              100.00000%           128             129             130            140             125
                    WAL          16.87            7.12            5.91           6.29            2.28
               MOD DURN          12.97            6.25            5.30           5.65            2.20
       PRINCIPAL WINDOW  Aug19 - Feb34   Feb08 - Aug19   May08 - Aug19  Nov07 - Feb16   Jan07 - Jun07

--------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                     COMPUTATIONAL MATERIALS
                                                           TMTS SERIES 2004-22SL

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 1.84%) and forward LIBOR. Other assumptions include: (1) 100% Pricing Speed, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown), (5) 100% loss severity:

                          STATIC LIBOR      FORWARD LIBOR
                           100% LOSS          100% LOSS
                            SEVERITY          SEVERITY
                          ------------      -------------
CLASS M-1   CDR Break        15.754%           13.789%
            Cum Loss          38.23%            34.82%
                             ------            ------
CLASS M-2   CDR Break        12.291%           10.311%
            Cum Loss          32.02%            28.04%
                             ------            ------

                             [PLOT POINTS TO COME]

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                     COMPUTATIONAL MATERIALS
                                                           TMTS SERIES 2004-22SL

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 1.84%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) 100% Pricing speed, (2) no defaults and no losses:

                      EXCESS SPREAD IN BPS           SPREAD IN BPS EXCESS
PERIOD                   (STATIC LIBOR)                 (FORWARD LIBOR)
------                --------------------           ---------------------
Avg yr1                       740                             678
Avg yr2                       762                             615
Avg yr3                       764                             567
Avg yr4                       755                             516
Avg yr5                       762                             486

          EXCESS                EXCESS               EXCESS                EXCESS               EXCESS                EXCESS
         SPREAD IN             SPREAD IN            SPREAD IN             SPREAD IN            SPREAD IN             SPREAD IN
            BPS      1 MONTH      BPS                  BPS      1 MONTH      BPS                  BPS      1 MONTH      BPS
          (STATIC    FORWARD   (FORWARD              (STATIC    FORWARD   (FORWARD              (STATIC    FORWARD   (FORWARD
PERIOD     LIBOR)     LIBOR      LIBOR)    PERIOD     LIBOR)     LIBOR      LIBOR)    PERIOD     LIBOR)     LIBOR      LIBOR)
------     ------     -----      ------    ------     ------     -----      ------    ------     ------     -----      ------
   1        873      1.8400%      873        33        744      4.1704%      539        65        777      5.2725%      472
   2        692      2.0197%      675        34        778      4.2070%      571        66        743      5.2938%      437
   3        792      2.1635%      761        35        745      4.2584%      533        67        777      5.3165%      469
   4        691      2.2866%      648        36        779      4.2974%      565        68        744      5.3454%      433
   5        727      2.4231%      671        37        745      4.3387%      528        69        744      5.3747%      430
   6        700      2.4779%      639        38        727      4.3814%      506        70        778      5.4021%      462
   7        737      2.5483%      669        39        801      4.4153%      574        71        744      5.4296%      426
   8        710      2.6485%      632        40        734      4.4523%      502        72        778      5.4570%      457
   9        715      2.7099%      631        41        770      4.4944%      535        73        744      5.4843%      421
  10        753      2.7855%      661        42        738      4.5212%      500        74        744      5.5087%      419
  11        726      2.8757%      625        43        772      4.5516%      532        75        852      5.5401%      524
  12        765      2.9494%      656        44        739      4.5925%      495        76        744      5.5688%      414
  13        738      3.0283%      621        45        740      4.6294%      493        77        778      5.5903%      445
  14        742      3.1117%      619        46        774      4.6674%      523        78        744      5.6144%      410
  15        848      3.1981%      723        47        741      4.7086%      486        79        778      5.6361%      441
  16        742      3.2888%      608        48        775      4.7397%      517        80        744      5.6589%      406
  17        775      3.3677%      634        49        741      4.7723%      481        81        744      5.6796%      404
  18        742      3.4184%      597        50        741      4.8118%      478        82        778      5.7027%      435
  19        776      3.4865%      624        51        849      4.8454%      583        83        744      5.7238%      400
  20        742      3.5646%      585        52        741      4.8783%      472        84        778      5.7423%      432
  21        743      3.6113%      581        53        775      4.9123%      503        85        744      5.7634%      396
  22        776      3.6609%      610        54        742      4.9380%      467        86        744      5.7825%      395
  23        743      3.7325%      571        55        775      4.9662%      498        87        814      5.8028%      463
  24        776      3.7719%      601        56        742      5.0025%      461        88        744      5.8232%      391
  25        743      3.8136%      565        57        742      5.0324%      459        89        778      5.8404%      423
  26        743      3.8770%      560        58        776      5.0619%      490        90        745      5.8648%      388
  27        851      3.9171%      664        59        742      5.0967%      453        91        778      5.8841%      419
  28        743      3.9608%      554        60        776      5.1246%      485        92        745      5.9008%      384
  29        777      4.0130%      583        61        743      5.1528%      449        93        745      5.9190%      383
  30        744      4.0482%      547        62        743      5.1840%      446        94        778      5.9382%      415
  31        778      4.0855%      578        63        851      5.2144%      552        95        745      5.9546%      380
  32        744      4.1362%      541        64        743      5.2452%      441        96        ***      5.9709%      ***

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.